UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06128)

Exact name of registrant as specified in charter:	Putnam Sustainable Leaders Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2019

Date of reporting period:	July 1, 2018 — December 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Sustainable Leaders Fund

Semiannual report
12 | 31 | 18

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PNOPX

Prior to March 21, 2018, the fund was known as Putnam Multi-Cap Growth Fund.

Putnam
Sustainable Leaders
Fund

Semiannual report
12 | 31 | 18

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

February 12, 2019

Dear Fellow Shareholder:

Global financial markets encountered challenges in the final months of 2018. December was difficult for stock markets worldwide, and most major indexes finished the year with losses. Among the issues that contributed to the downturn were uncertainty about monetary policy, a slowing Chinese economy, and the U.S.–China trade dispute. Fixed-income markets were less volatile than stocks, and higher quality bonds benefited from a flight to safety amid the turmoil.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested approaches: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with a financial advisor.

Thank you for investing with Putnam.

The managers of Putnam Sustainable Leaders Fund invest in companies that they believe have demonstrated a commitment to sustainable business practices. This commitment may be reflected through environmental, social, or corporate governance (ESG) policies, practices, or outcomes. Putnam believes that these types of companies can deliver more profitable, durable financial returns with lower risk profiles.

An enhanced analytical process

Sustainable investing is not a different asset class or investment style; it is an enhanced analytical approach. In our rapidly changing world, it is important for all investors to understand the risks and opportunities that lie beyond conventional financial statements. Thoughtful research that integrates relevant ESG considerations creates a more complete view of long-term fundamental business prospects. Recent research on investment performance indicates that companies adopting better corporate practices can also achieve better stock performance.

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Targeting companies with sustainable business practices

In analyzing companies for the portfolio, the fund’s managers look for excellence in areas such as clean and efficient materials use, plans to reduce carbon or water intensity, focus on employee well-being, improvements in workplace equality and diversity, and alignment of management incentives with the company’s sustainability objectives.

Rigorous analysis of company financial strength

With the goal of delivering capital appreciation for investors over time, the fund’s managers focus on companies with the potential to produce strong financial performance. They consider factors such as the stock’s valuation and the company’s financial strength, growth potential, competitive position, future earnings, and cash flows.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/18. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on pages 15–16.

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Katherine is Head of Sustainable Investing. She has a Master of Theological Studies from Harvard Divinity School and a B.A. from Wellesley College. Katherine joined Putnam in 2017 and has been in the investment industry since 1990.

Shep is Co-Head of Equities. He has a B.A. from Amherst College. Shep joined Putnam in 2011 and has been in the investment industry since 1993.

Stephanie Henderson is Assistant Portfolio Manager of the fund.

How was the investing environment for U.S. stocks during the reporting period?

SHEP For much of the period, which began in July 2018, U.S. stocks advanced and investors were generally unfazed by a number of political and economic uncertainties. U.S. stocks performed well throughout the summer, and from July through September, they delivered their biggest quarterly gain in nearly five years. Stocks benefited from trends such as rising wages, low unemployment, positive investor sentiment, and tax relief for businesses as a result of the Tax Cuts and Jobs Act.

In the final months of the period, however, conditions changed significantly. Volatility began to increase in October, when all three major U.S. equity indexes posted losses, including the S&P 500 Index, which recorded its worst monthly performance since 2011. In mid-October, for the second time in 2018, stocks experienced a correction — a drop of more than 10% from a recent high. The turbulence increased through the end of the period, as investors became more concerned about issues that had been risks for a while. These included rising interest rates, slowing economies in China and Europe, and the escalating U.S.–China

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Allocations are shown as a percentage of the fund’s net assets as of 12/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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trade conflict. As a result, for the six-month period, U.S. stocks posted losses.

How did the fund perform in this environment?

SHEP It was a difficult six-month period for fund performance and growth stocks overall. The fund posted a loss of –7.52%, declining less than its benchmark, the Russell 3000 Growth Index, which posted a loss of –8.90%. The fund also held up better than its Lipper peer group, Multi-Cap Growth Funds, which had an average decline of –10.07%.

From a sustainability perspective, a number of themes could be found across the portfolio’s top-performing holdings. One theme was a focus on creating healthier environments through better-quality food ingredients or products that reduce negative environmental impact. Another theme was improving access to high-quality, effective health care. Also prevalent among our top-performing holdings was a theme of increased efficiency and decreased waste — whether in work processes or use of materials.

Could you discuss some holdings that detracted from the fund’s performance during the period?

KATHERINE The largest detractor from performance was our investment in Summit Materials, a building materials company. The stock struggled in the period as the company faced challenges with pricing and volumes in their core business. Despite the short-term decline, Summit remained in the portfolio at period-end, as we believe the business continues to offer long-term growth potential. In addition, we believe Summit has much to offer in terms of sustainability. For a relatively small company in the materials industry, Summit has a surprisingly strong commitment to managing its environmental impact, in our view.

Another disappointment for the period was the stock of DXC Technology, an information technology company. Formerly known as CSC, the company merged with Hewlett Packard’s services business in March 2017 to create DXC. The stock struggled during the period as investors became concerned that the company, which is focused on streamlining operations and cutting costs, was not offering strong growth potential. We believe DXC’s strategy may bring improved earnings power that is not yet fully reflected in DXC’s stock price. In terms of sustainability, the nature of DXC’s business is improving efficiency and effectiveness for its customers, freeing up resources for future innovation. This holding remained in the portfolio at the close of the period.

Also detracting from returns were E*Trade Financial and BlackRock. As financial services companies, both were hurt by the shift in investor sentiment. Volatile markets caused many investors to move away from businesses with stock market exposure, while the market downturn also caused the companies’ asset levels to decline. We continued to hold BlackRock in the portfolio at the close of the period, but E*Trade was sold.

What were some holdings that contributed to performance during the period?

KATHERINE A top contributor to performance was our investment in McCormick & Company. Describing itself as “a global leader in flavor,” the company produces a number of well-known spices and sauces across a range of brand names. The stock performed well for several reasons, including a growing demand from consumers worldwide for a wider range of seasonings for food preparation. In addition, a recent acquisition expanded its product line and helped the company deliver record financial results.

In terms of sustainability, McCormick has a long history of thoughtful supply chain

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management, including a commitment to supporting farming communities and improving the financial health of farmers who grow spices. McCormick also has innovative development programs for its own workforce.

Another portfolio highlight was Ball Corporation, a provider of metal packaging for beverages, food, and household products. Ball’s stock price was fueled by meaningfully faster growth than peers in its businesses, which we believe was enhanced by Ball’s sustainability initiatives. Rather than moving away from aluminum to plastic years ago, as many of its competitors did, Ball increased its focus on improving metal packaging and the flexibility of their production lines. Offered in innovative shapes and sizes, Ball’s products are more attractive and environmentally friendly, particularly because aluminum is more easily recycled than plastic.

Danaher, a diversified health-care company, was also among the top contributors to fund performance. Since spinning off its industrial technologies business in 2016, Danaher has been able to focus more intently on the strengths of its health-care business. Investors have responded positively to the success of this streamlining. Danaher’s products are designed to help patients and aid in research and discovery — objectives that align with our sustainability mandate. We also believe that the company is a leader in providing a positive environment for its workforce, with a strong focus on internal talent development.

As the fund begins the second half of its fiscal year, what can you tell us about positioning of the portfolio?

KATHERINE While investors never enjoy turbulent markets, we found that they provided us with some valuable insight and opportunity. In the brief time that the portfolio has been managed with a sustainability mandate, we have experienced both extreme advances and extreme declines in the market. This backdrop served as a test of the portfolio’s positioning, and we found it performed in line with our expectations. Generally, on days when the growth benchmarks were up dramatically, the fund would advance as well, but often lag slightly. On days with extreme declines, the fund tended to hold up a bit better than the indexes. Given our focus on high-quality,

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect on 10/1/18.

8 Sustainable Leaders Fund

growth-oriented businesses, this performance pattern is in line with what the fund is designed to do.

What is your outlook for the financial markets in the months ahead?

SHEP Looking ahead, we believe the key risks weighing on stock markets may subside. A resolution of the tariff conflict, even if limited in scope, is quite possible. In China, more aggressive stimulus measures could improve the outlook for both the Chinese economy and global markets. Additionally, central banks have pulled back from their quantitative tightening campaign. And in the wake of fourth-quarter sell-offs, we have the benefit of more attractive valuations for companies whose fundamental prospects are strong in our view.

Thank you both for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (8/31/90)
Before sales charge	11.17%	269.31%	13.96%	55.42%	9.22%	37.67%	11.25%	–0.90%	–7.52%
After sales charge	10.94	248.07	13.28	46.48	7.93	29.76	9.07	–6.60	–12.84
Class B (3/1/93)
Before CDSC	10.93	247.85	13.28	49.72	8.41	34.63	10.42	–1.63	–7.86
After CDSC	10.93	247.85	13.28	48.01	8.16	31.63	9.59	–5.54	–11.53
Class C (7/26/99)
Before CDSC	10.87	242.76	13.11	49.70	8.40	34.59	10.41	–1.64	–7.87
After CDSC	10.87	242.76	13.11	49.70	8.40	34.59	10.41	–2.44	–8.62
Class M (12/1/94)
Before sales charge	10.60	251.21	13.39	51.61	8.68	35.62	10.69	–1.39	–7.74
After sales charge	10.46	238.92	12.98	46.30	7.91	30.88	9.38	–4.84	–10.97
Class R (1/21/03)
Net asset value	10.90	260.14	13.67	53.52	8.95	36.65	10.97	–1.14	–7.63
Class R6 (5/22/18)
Net asset value	11.41	278.99	14.25	57.51	9.51	38.82	11.55	–0.58	–7.35
Class Y (7/19/94)
Net asset value	11.41	278.69	14.24	57.39	9.49	38.71	11.53	–0.65	–7.41

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to R6 shares; had it, returns would have been higher.

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For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 12/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Growth
Index	9.48%	309.95%	15.15%	60.97%	9.99%	36.22%	10.85%	–2.12%	–8.90%
Lipper Multi-Cap
Growth Funds	9.73	265.28	13.65	42.71	7.24	27.70	8.41	–2.95	–10.07
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/18, there were 554, 543, 487, 422, 311, and 31 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y
Number	1		1	1	1		1	1	1
Income	$0.041		—	—	—		—	$0.209	$0.280
Capital gains
Long-term gains	13.421		$13.421	$13.421	$13.421		$13.421	13.421	13.421
Short-term gains	1.611		1.611	1.611		1.611	1.611	1.611	1.611
Total	$15.073		$15.032	$15.032	$15.032		$15.032	$15.241	$15.312
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
6/30/18	$95.86	$101.71	$75.26	$81.69	$83.22	$86.24	$92.81	$102.51	$102.50
12/31/18	74.48	79.02	55.22	61.14	62.65	64.92	71.60	80.65	80.51

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/18	0.99%	1.74%	1.74%	1.49%	1.24%	0.61%*	0.74%
Annualized expense ratio for the
six-month period ended 12/31/18†	0.99%	1.74%	1.74%	1.49%	1.24%	0.62%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

† Includes a decrease of 0.02% from annualizing the performance fee adjustment for the six months ended 12/31/18.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/18 to 12/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.80	$8.43	$8.43	$7.22	$6.01	$3.01	$3.59
Ending value (after expenses)	$924.80	$921.40	$921.30	$922.60	$923.70	$926.50	$925.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Sustainable Leaders Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/18, use the following calculation method. To find the value of your investment on 7/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.04	$8.84	$8.84	$7.58	$6.31	$3.16	$3.77
Ending value (after expenses)	$1,020.21	$1,016.43	$1,016.43	$1,017.69	$1,018.95	$1,022.08	$1,021.48

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Investments in small and/or midsize companies increase the risk of greater price fluctuations. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund’s sustainable investment strategy limits the types and number of investment opportunities available to the fund and, as a result, the fund may underperform other funds that do not have a sustainable focus. The fund’s investment strategy of investing in companies that exhibit a commitment to sustainable business practices may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds that do not invest with a similar focus. Due to changes in the products or services of the companies in which the fund invests, the fund may temporarily hold securities that are inconsistent with its sustainable investment criteria. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not

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sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2018, Putnam employees had approximately $446,000,000 and the Trustees had approximately $63,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Sustainable Leaders Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Sustainable Leaders Fund 17

The fund’s portfolio 12/31/18 (Unaudited)

COMMON STOCKS (98.9%)*	Shares	Value
Banks (3.4%)
Bank of America Corp.	2,176,200	$53,621,568
First Republic Bank	474,200	41,207,980
Webster Financial Corp.	801,000	39,481,290
		134,310,838
Beverages (1.3%)
Heineken NV (Netherlands)	589,278	52,122,744
		52,122,744
Biotechnology (1.4%)
Bluebird Bio, Inc. † S	41,000	4,067,200
Clovis Oncology, Inc. † S	521,200	9,360,752
Vertex Pharmaceuticals, Inc. †	260,400	43,150,884
		56,578,836
Capital markets (4.5%)
BlackRock, Inc.	251,000	98,597,820
Charles Schwab Corp. (The)	885,100	36,758,203
MSCI, Inc.	287,300	42,356,639
		177,712,662
Chemicals (6.8%)
Chr Hansen Holding A/S (Denmark)	532,670	47,132,283
Ecolab, Inc.	258,700	38,119,445
Linde PLC (United Kingdom)	416,000	64,912,640
Novozymes A/S Class B (Denmark)	2,641,756	117,929,382
		268,093,750
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $69) (Private)
(Germany) † ∆∆ F	52	45
New Middle East Other Assets GmbH (acquired 8/2/13, cost $29) (Private)
(Germany) † ∆∆ F	22	19
		64
Construction materials (0.7%)
Summit Materials, Inc. Class A † S	2,094,675	25,973,970
		25,973,970
Consumer finance (—%)
Oportun Financial Corp. (acquired 6/23/15, cost $1,831,199) (Private) † ∆∆ F	642,526	1,377,671
		1,377,671
Containers and packaging (1.2%)
Ball Corp.	1,042,600	47,938,748
		47,938,748
Diversified financial services (0.6%)
Challenger, Ltd. (Australia)	3,720,594	24,869,044
		24,869,044
Electric utilities (1.0%)
NextEra Energy, Inc.	227,900	39,613,578
		39,613,578
Food and staples retail (1.5%)
Walmart, Inc.	650,200	60,566,130
		60,566,130

18 Sustainable Leaders Fund

COMMON STOCKS (98.9%)* cont.	Shares	Value
Food products (2.2%)
Kellogg Co.	642,100	$36,606,121
McCormick & Co., Inc. (non-voting shares)	347,600	48,399,824
		85,005,945
Health-care equipment and supplies (11.4%)
Becton Dickinson and Co. (BD)	566,237	127,584,521
Boston Scientific Corp. †	1,379,469	48,750,434
Cooper Cos., Inc. (The)	272,600	69,376,700
Danaher Corp.	1,129,300	116,453,416
ICU Medical, Inc. †	140,543	32,272,889
Penumbra, Inc. † S	388,062	47,421,176
		441,859,136
Hotels, restaurants, and leisure (4.4%)
Chipotle Mexican Grill, Inc. †	141,900	61,271,001
Hilton Worldwide Holdings, Inc.	974,836	69,993,225
Vail Resorts, Inc.	192,500	40,582,850
		171,847,076
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $69) (Private)
(Germany) † ∆∆ F	104	89
		89
Independent power and renewable electricity producers (0.7%)
AES Corp.	2,024,100	29,268,486
		29,268,486
Industrial conglomerates (2.3%)
Honeywell International, Inc.	301,900	39,887,028
Roper Technologies, Inc.	193,000	51,438,360
		91,325,388
Insurance (1.3%)
Prudential PLC (United Kingdom)	2,892,994	51,697,481
		51,697,481
Interactive media and services (4.3%)
Alphabet, Inc. Class A †	36,900	38,559,024
Alphabet, Inc. Class C †	126,160	130,652,558
		169,211,582
Internet and direct marketing retail (3.9%)
Amazon.com, Inc. †	100,177	150,462,849
Global Fashion Group SA (acquired 8/2/13, cost $3,488,697) (Private)
(Luxembourg) † ∆∆ F	82,353	758,668
		151,221,517
IT Services (8.8%)
Accenture PLC Class A	426,700	60,168,967
DXC Technology Co.	806,300	42,870,971
Okta, Inc. †	1,087,730	69,397,174
Visa, Inc. Class A S	1,272,800	167,933,232
		340,370,344
Leisure products (0.9%)
Hasbro, Inc.	447,500	36,359,375
		36,359,375

Sustainable Leaders Fund 19

COMMON STOCKS (98.9%)* cont.	Shares	Value
Life sciences tools and services (1.0%)
Bio-Rad Laboratories, Inc. Class A †	74,700	$17,346,834
Mettler-Toledo International, Inc. †	39,000	22,057,620
		39,404,454
Machinery (2.8%)
Fortive Corp.	996,800	67,443,488
Stanley Black & Decker, Inc.	368,200	44,088,268
		111,531,756
Personal products (3.5%)
Unilever NV ADR (Netherlands)	2,552,200	138,664,725
		138,664,725
Pharmaceuticals (0.9%)
Jazz Pharmaceuticals PLC †	197,467	24,478,009
Medicines Co. (The) † S	580,700	11,114,598
		35,592,607
Road and rail (0.5%)
Union Pacific Corp.	142,100	19,642,483
		19,642,483
Semiconductors and semiconductor equipment (3.2%)
ASML Holding NV (Netherlands) S	215,700	33,567,234
NXP Semiconductors NV	771,300	56,520,864
ON Semiconductor Corp. †	2,031,600	33,541,716
		123,629,814
Software (16.4%)
Adobe, Inc. †	566,400	128,142,336
DocuSign, Inc. † S	831,500	33,326,520
Microsoft Corp.	2,397,500	243,514,074
RealPage, Inc. †	539,800	26,012,962
Salesforce.com, Inc. †	751,600	102,946,652
ServiceNow, Inc. †	330,600	58,863,330
Talend SA ADR †	1,211,450	44,920,566
		637,726,440
Specialty retail (4.2%)
Home Depot, Inc. (The)	518,100	89,019,942
Lowe’s Cos., Inc.	522,100	48,221,156
TJX Cos., Inc. (The)	619,800	27,729,852
		164,970,950
Technology hardware, storage, and peripherals (2.7%)
Apple, Inc.	673,532	106,242,938
		106,242,938
Textiles, apparel, and luxury goods (1.1%)
adidas AG (Germany)	205,385	42,922,331
		42,922,331
Total common stocks (cost $3,254,263,033)		$3,877,652,952

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$4,999) (Private) † ∆∆ F	1,754	$3,761
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$95,634) (Private) † ∆∆ F	30,360	71,949

20 Sustainable Leaders Fund

CONVERTIBLE PREFERRED STOCKS (0.2%)* cont.	Shares	Value
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$224,601) (Private) † ∆∆ F	44,126	$168,975
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$325,791) (Private) † ∆∆ F	64,006	245,103
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$182,702) (Private) † ∆∆ F	33,279	137,453
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$551,501) (Private) † ∆∆ F	71,810	414,912
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,546,855) (Private) † ∆∆ F	542,756	1,163,750
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,955,989) (Private) † ∆∆ F	686,312	1,471,555
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$5,967,941) (Private) † ∆∆ F	2,096,000	4,489,632
UNEXT.com, LLC zero% cv. pfd. (acquired 4/14/00, cost $10,451,238)
(Private) † ∆∆ F	125,000	—
Total convertible preferred stocks (cost $21,307,251)		$8,167,090

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes
2.25%, 7/31/21 [i]	$51,000	$51,197
2.125%, 8/31/20 [i]	84,000	84,040
1.625%, 7/31/20 [i]	14,000	13,897
1.625%, 6/30/20 [i]	113,000	111,480
1.50%, 10/31/19 [i]	71,000	70,521
Total U.S. treasury obligations (cost $331,135)		$331,135

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Neuralstem, Inc. Ser. K, (acquired 4/20/17,
cost $—) ∆∆	1/9/22	$42.00	55,497	$—
Total warrants (cost $—)				$—

	Principal amount/
SHORT-TERM INVESTMENTS (5.6%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.58% [d]	Shares	177,439,075	$177,439,075
Putnam Short Term Investment Fund 2.58% L	Shares	39,989,100	39,989,100
U.S. Treasury Bills 2.531%, 6/6/19		$67,000	66,295
U.S. Treasury Bills 2.464%, 4/18/19 ∆		193,000	191,640
U.S. Treasury Bills 2.355%, 2/7/19		40,000	39,905
Total short-term investments (cost $217,725,981)			$217,726,015

TOTAL INVESTMENTS
Total investments (cost $3,493,627,400)			$4,103,877,192

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Sustainable Leaders Fund 21

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2018 through December 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,921,457,513.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $10,303,582, or 0.3% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $153,900 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $223,699 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/18 (aggregate face value $125,251,519) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	3/20/19	$17,946,553	$17,999,114	$52,561
Goldman Sachs International
	Australian Dollar	Sell	1/16/19	12,489,800	12,706,666	216,866
JPMorgan Chase Bank N.A.
	Euro	Sell	3/20/19	44,950,077	44,693,757	(256,320)
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/16/19	10,440,635	10,686,837	246,202
	Euro	Sell	3/20/19	19,399,253	19,291,930	(107,323)
UBS AG
	Euro	Sell	3/20/19	19,986,665	19,873,215	(113,450)
Unrealized appreciation						515,629
Unrealized (depreciation)						(477,093)
Total						$38,536

* The exchange currency for all contracts listed is the United States Dollar.

22 Sustainable Leaders Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$169,211,582	$—	$—
Consumer discretionary	566,562,581	—	758,757
Consumer staples	336,359,544	—	—
Financials	363,720,981	24,869,044	1,377,671
Health care	573,435,033	—	—
Industrials	222,499,627	—	64
Information technology	1,207,969,536	—	—
Materials	342,006,468	—	—
Utilities	68,882,064	—	—
Total common stocks	3,850,647,416	24,869,044	2,136,492

Convertible preferred stocks	—	—	8,167,090
U.S. treasury obligations	—	331,135	—
Warrants	—	—	—
Short-term investments	39,989,100	177,736,915	—
Totals by level	$3,890,636,516	$202,937,094	$10,303,582

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$38,536	$—
Totals by level	$—	$38,536	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Sustainable Leaders Fund 23

Statement of assets and liabilities 12/31/18 (Unaudited)

ASSETS
Investment in securities, at value, including $172,807,506 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $3,276,199,225)	$3,886,449,017
Affiliated issuers (identified cost $217,428,175) (Notes 1 and 5)	217,428,175
Cash	11
Foreign currency (cost $15) (Note 1)	15
Dividends, interest and other receivables	3,108,971
Foreign tax reclaim	371,827
Receivable for shares of the fund sold	2,547,227
Unrealized appreciation on forward currency contracts (Note 1)	515,629
Prepaid assets	69,957
Total assets	4,110,490,829

LIABILITIES
Payable for shares of the fund repurchased	2,359,325
Payable for compensation of Manager (Note 2)	1,918,547
Payable for custodian fees (Note 2)	48,293
Payable for investor servicing fees (Note 2)	1,183,763
Payable for Trustee compensation and expenses (Note 2)	2,263,737
Payable for administrative services (Note 2)	42,643
Payable for distribution fees (Note 2)	2,531,245
Distributions payable to shareholders	21,629
Unrealized depreciation on forward currency contracts (Note 1)	477,093
Collateral on securities loaned, at value (Note 1)	177,439,075
Collateral on certain derivative contracts, at value (Notes 1 and 8)	331,135
Other accrued expenses	416,831
Total liabilities	189,033,316

Net assets	$3,921,457,513

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,157,199,618
Total distributable earnings (Note 1)	764,257,895
Total — Representing net assets applicable to capital shares outstanding	$3,921,457,513

(Continued on next page)

24 Sustainable Leaders Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($3,570,329,466 divided by 47,935,813 shares)	$74.48
Offering price per class A share (100/94.25 of $74.48)*	$79.02
Net asset value and offering price per class B share ($41,118,694 divided by 744,687 shares)**	$55.22
Net asset value and offering price per class C share ($31,342,316 divided by 512,615 shares)**	$61.14
Net asset value and redemption price per class M share ($49,645,653 divided by 792,475 shares)	$62.65
Offering price per class M share (100/96.50 of $62.65)*	$64.92
Net asset value, offering price and redemption price per class R share
($7,500,681 divided by 104,764 shares)	$71.60
Net asset value, offering price and redemption price per class R6 share
($54,911,358 divided by 680,870 shares)	$80.65
Net asset value, offering price and redemption price per class Y share
($166,609,345 divided by 2,069,364 shares)	$80.51

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Sustainable Leaders Fund 25

Statement of operations Six months ended 12/31/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $544,528)	$22,828,342
Interest (including interest income of $962,850 from investments in affiliated issuers) (Note 5)	985,440
Securities lending (net of expenses) (Notes 1 and 5)	591,925
Total investment income	24,405,707

EXPENSES
Compensation of Manager (Note 2)	11,820,170
Investor servicing fees (Note 2)	3,800,336
Custodian fees (Note 2)	48,212
Trustee compensation and expenses (Note 2)	103,219
Distribution fees (Note 2)	5,728,643
Administrative services (Note 2)	76,619
Other	696,812
Total expenses	22,274,011
Expense reduction (Note 2)	(93,449)
Net expenses	22,180,562

Net investment income	2,225,145

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	154,848,935
Foreign currency transactions (Note 1)	(23,488)
Forward currency contracts (Note 1)	7,221,272
Total net realized gain	162,046,719
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(481,162,347)
Assets and liabilities in foreign currencies	(61,438)
Forward currency contracts	(891,180)
Total change in net unrealized depreciation	(482,114,965)

Net loss on investments	(320,068,246)

Net decrease in net assets resulting from operations	$(317,843,101)

The accompanying notes are an integral part of these financial statements.

26 Sustainable Leaders Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/18*	Year ended 6/30/18
Operations
Net investment income	$2,225,145	$1,212,657
Net realized gain on investments
and foreign currency transactions	162,046,719	696,587,562
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(482,114,965)	90,131,483
Net increase (decrease) in net assets resulting
from operations	(317,843,101)	787,931,702
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,676,857)	(18,937,050)
Class M	—	(65,559)
Class R	—	(27,177)
Class R6	(120,890)	—
Class Y	(502,095)	(1,519,222)
Net realized short-term gain on investments
Class A	(65,888,230)	—
Class B	(992,612)	—
Class C	(684,579)	—
Class M	(1,053,476)	—
Class R	(141,574)	—
Class R6	(931,833)	—
Class Y	(2,888,838)	—
From net realized long-term gain on investments
Class A	(548,904,999)	(165,804,391)
Class B	(8,269,301)	(3,011,322)
Class C	(5,703,126)	(3,522,737)
Class M	(8,776,353)	(2,635,752)
Class R	(1,179,432)	(390,797)
Class R6	(7,762,958)	—
Class Y	(24,066,481)	(8,987,588)
Increase (decrease) from capital share transactions (Note 4)	445,595,617	(140,985,798)
Total increase (decrease) in net assets	(551,791,118)	442,044,309

NET ASSETS
Beginning of period	4,473,248,631	4,031,204,322
End of period (Note 1)	$3,921,457,513	$4,473,248,631

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Sustainable Leaders Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
December 31, 2018**	$95.86	.05	(6.36)	(6.31)	(.04)	(15.03)	—	(15.07)	$74.48	(7.52)*	$3,570,329	.50*	.05*	21*
June 30, 2018	83.77	.04	16.44	16.48	(.45)	(3.94)	—	(4.39)	95.86	20.16	4,085,165.99		.04	87
June 30, 2017	67.21	.30[e]	16.26	16.56	—	—	—	—	83.77	24.64	3,648,574	1.01	.40[e]	76
June 30, 2016	78.35	.05	(2.64)	(2.59)	(.39)	(8.11)	(.05)	(8.55)	67.21	(3.56)	3,221,906	1.03[d]	.07[d]	58
June 30, 2015	81.46	.05	6.70	6.75	(.24)	(9.62)	—	(9.86)	78.35	8.53	3,627,975	1.04	.06	69
June 30, 2014	62.31	.27	19.05	19.32	(.17)	—	—	(.17)	81.46	31.03	3,622,814	1.04	.37	88
Class B
December 31, 2018**	$75.26	(.24)	(4.77)	(5.01)	—	(15.03)	—	(15.03)	$55.22	(7.86)*	$41,119	.88*	(.33)*	21*
June 30, 2018	66.70	(.52)	13.02	12.50	—	(3.94)	—	(3.94)	75.26	19.26	51,481	1.74	(.72)	87
June 30, 2017	53.91	(.21)[e]	13.00	12.79	—	—	—	—	66.70	23.72	57,979	1.76	(.35)[e]	76
June 30, 2016	64.63	(.39)	(2.17)	(2.56)	—	(8.11)	(.05)	(8.16)	53.91	(4.30)	63,183	1.78[d]	(.68)[d]	58
June 30, 2015	69.07	(.46)	5.64	5.18	—	(9.62)	—	(9.62)	64.63	7.73	82,571	1.79	(.69)	69
June 30, 2014	53.11	(.24)	16.20	15.96	—	—	—	—	69.07	30.05	95,550	1.79	(.39)	88
Class C
December 31, 2018**	$81.69	(.26)	(5.26)	(5.52)	—	(15.03)	—	(15.03)	$61.14	(7.87)*	$31,342	.88*	(.32)*	21*
June 30, 2018	72.09	(.58)	14.12	13.54	—	(3.94)	—	(3.94)	81.69	19.26	34,733	1.74	(.74)	87
June 30, 2017	58.28	(.23)[e]	14.04	13.81	—	—	—	—	72.09	23.70	66,307	1.76	(.35)[e]	76
June 30, 2016	69.19	(.41)	(2.34)	(2.75)	—	(8.11)	(.05)	(8.16)	58.28	(4.29)	60,469	1.78[d]	(.68)[d]	58
June 30, 2015	73.30	(.49)	6.00	5.51	—	(9.62)	—	(9.62)	69.19	7.74	66,682	1.79	(.69)	69
June 30, 2014	56.37	(.25)	17.18	16.93	—	—	—	—	73.30	30.03	63,105	1.79	(.38)	88
Class M
December 31, 2018**	$83.22	(.16)	(5.38)	(5.54)	—	(15.03)	—	(15.03)	$62.65	(7.74)*	$49,646	.75*	(.20)*	21*
June 30, 2018	73.29	(.37)	14.34	13.97	(.10)	(3.94)	—	(4.04)	83.22	19.55	55,927	1.49	(.46)	87
June 30, 2017	59.09	(.07)[e]	14.27	14.20	—	—	—	—	73.29	24.03	50,678	1.51	(.10)[e]	76
June 30, 2016	69.92	(.27)	(2.35)	(2.62)	(.05)	(8.11)	(.05)	(8.21)	59.09	(4.05)	45,684	1.53[d]	(.43)[d]	58
June 30, 2015	73.81	(.31)	6.04	5.73	—	(9.62)	—	(9.62)	69.92	8.00	57,797	1.54	(.44)	69
June 30, 2014	56.62	(.09)	17.28	17.19	—	—	—	—	73.81	30.36	57,211	1.54	(.14)	88
Class R
December 31, 2018**	$92.81	(.07)	(6.11)	(6.18)	—	(15.03)	—	(15.03)	$71.60	(7.63)*	$7,501	.63*	(.07)*	21*
June 30, 2018	81.27	(.19)	15.94	15.75	(.27)	(3.94)	—	(4.21)	92.81	19.85	8,210	1.24	(.22)	87
June 30, 2017	65.36	.11[e]	15.80	15.91	—	—	—	—	81.27	24.34	7,930	1.26	.15[e]	76
June 30, 2016	76.43	(.12)	(2.59)	(2.71)	(.20)	(8.11)	(.05)	(8.36)	65.36	(3.82)	6,378	1.28[d]	(.17)[d]	58
June 30, 2015	79.65	(.15)	6.56	6.41	(.01)	(9.62)	—	(9.63)	76.43	8.28	8,888	1.29	(.19)	69
June 30, 2014	60.96	.09	18.62	18.71	(.02)	—	—	(.02)	79.65	30.69	9,313	1.29	.13	88
Class R6
December 31, 2018**	$102.51	.25	(6.87)	(6.62)	(.21)	(15.03)	—	(15.24)	$80.65	(7.35)*	$54,911	.31*	.24*	21*
June 30, 2018†	103.52	.01	(1.02)	(1.01)	—	—	—	—	102.51	(.98)*	58,846	.07*	—*f	87

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Sustainable Leaders Fund	Sustainable Leaders Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class Y
December 31, 2018**	$102.50	.18	(6.86)	(6.68)	(.28)	(15.03)	—	(15.31)	$80.51	(7.41)*	$166,609	.38*	.18*	21*
June 30, 2018	89.27	.29	17.55	17.84	(.67)	(3.94)	—	(4.61)	102.50	20.46	178,886.74		.30	87
June 30, 2017	71.44	.52[e]	17.31	17.83	—	—	—	—	89.27	24.96	199,737.76		.64[e]	76
June 30, 2016	82.75	.24	(2.80)	(2.56)	(.59)	(8.11)	(.05)	(8.75)	71.44	(3.32)	142,456	.78[d]	.32[d]	58
June 30, 2015	85.51	.26	7.04	7.30	(.44)	(9.62)	—	(10.06)	82.75	8.80	157,844.79		.30	69
June 30, 2014	65.37	.47	20.00	20.47	(.33)	—	—	(.33)	85.51	31.37	173,998.79		.62	88

Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before that date.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to June 30, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.22	0.29%
Class B	0.18	0.30
Class C	0.19	0.29
Class M	0.19	0.29
Class R	0.21	0.28
Class Y	0.22	0.27

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

30 Sustainable Leaders Fund	Sustainable Leaders Fund 31

Notes to financial statements 12/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2018 through December 31, 2018.

Putnam Sustainable Leaders Fund (formerly known as Putnam Multi-Cap Growth Fund) (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies that Putnam Management believes exhibit a commitment to sustainable business practices. Stocks of companies that exhibit a commitment to sustainable business practices are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management considers, among other factors, a company’s sustainable business practices (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also invest in non-U.S. companies. Sustainable investing. Putnam Management believes that companies that exhibit leadership in sustainable business practices also often exhibit more profitable, durable financial returns with lower risk profiles. Accordingly, in selecting investments, the fund focuses on companies that Putnam Management believes have a demonstrated commitment to sustainable business practices. This commitment may be reflected through environmental, social and/or corporate governance (ESG) policies, practices or outcomes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

32 Sustainable Leaders Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

Sustainable Leaders Fund 33

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $161,453 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case,

34 Sustainable Leaders Fund

upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $369,770 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $153,900 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $177,439,075 and the value of securities loaned amounted to $172,807,506.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $3,499,377,457,

Sustainable Leaders Fund 35

resulting in gross unrealized appreciation and depreciation of $905,139,651 and $300,601,380, respectively, or net unrealized appreciation of $604,538,271.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the fiscal year ended June 30, 2018, the fund had undistributed net investment income of $1,345,215.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 3000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.268% of the fund’s average net assets, which included an effective base fee of 0.278% and a decrease of 0.01% ($443,226) based on performance.

Putnam Management has contractually agreed, through October 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

36 Sustainable Leaders Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,496,470	Class R	7,325
Class B	42,498	Class R6	14,931
Class C	30,575	Class Y	160,080
Class M	48,457	Total	$3,800,336

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $31,688 under the expense offset arrangements and by $61,761 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,288, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

Sustainable Leaders Fund 37

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$5,073,108
Class B	1.00%	1.00%	246,463
Class C	1.00%	1.00%	177,182
Class M	1.00%	0.75%	210,639
Class R	1.00%	0.50%	21,251
Total			$5,728,643

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $98,232 and $989 from the sale of class A and class M shares, respectively, and received $11,213 and $348 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $50 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$912,846,426	$945,712,858
U.S. government securities (Long-term)	—	—
Total	$912,846,426	$945,712,858

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	674,262	$59,103,422	1,321,211	$121,385,348
Shares issued in connection with
reinvestment of distributions	7,330,024	580,831,057	1,982,344	174,010,027
	8,004,286	639,934,479	3,303,555	295,395,375
Shares repurchased	(2,684,524)	(249,283,408)	(4,243,991)	(388,475,885)
Net increase (decrease)	5,319,762	$390,651,071	(940,436)	$(93,080,510)

38 Sustainable Leaders Fund

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	16,709	$1,269,119	30,306	$2,248,207
Shares issued in connection with
reinvestment of distributions	155,925	9,163,732	42,668	2,953,052
	172,634	10,432,851	72,974	5,201,259
Shares repurchased	(111,970)	(8,078,276)	(258,206)	(18,572,941)
Net increase (decrease)	60,664	$2,354,575	(185,232)	$(13,371,682)

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	45,507	$3,634,450	99,592	$7,873,639
Shares issued in connection with
reinvestment of distributions	94,649	6,159,738	45,654	3,429,999
	140,156	9,794,188	145,246	11,303,638
Shares repurchased	(52,706)	(4,052,230)	(639,806)	(50,340,488)
Net increase (decrease)	87,450	$5,741,958	(494,560)	$(39,036,850)

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	6,690	$516,753	12,084	$956,049
Shares issued in connection with
reinvestment of distributions	144,654	9,644,094	34,609	2,644,837
	151,344	10,160,847	46,693	3,600,886
Shares repurchased	(30,866)	(2,458,427)	(66,195)	(5,273,028)
Net increase (decrease)	120,478	$7,702,420	(19,502)	$(1,672,142)

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	7,148	$670,906	13,186	$1,178,207
Shares issued in connection with
reinvestment of distributions	17,327	1,319,970	4,908	417,684
	24,475	1,990,876	18,094	1,595,891
Shares repurchased	(8,169)	(747,154)	(27,209)	(2,433,998)
Net increase (decrease)	16,306	$1,243,722	(9,115)	$(838,107)

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 12/31/18		TO 6/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	30,241	$3,115,602	578,768	$61,018,858
Shares issued in connection with
reinvestment of distributions	102,771	8,815,681	—	—
	133,012	11,931,283	578,768	61,018,858
Shares repurchased	(26,201)	(2,715,152)	(4,709)	(491,492)
Net increase	106,811	$9,216,131	574,059	$60,527,366

Sustainable Leaders Fund 39

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	253,042	$25,903,237	497,185	$48,632,745
Shares issued in connection with
reinvestment of distributions	309,380	26,495,292	104,934	9,834,391
	562,422	52,398,529	602,119	58,467,136
Shares repurchased	(238,335)	(23,712,789)	(1,094,308)	(111,981,009)
Net increase (decrease)	324,087	$28,685,740	(492,189)	$(53,513,873)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/18	cost	proceeds	income	of 12/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$115,450,970	$683,718,559	$621,730,454	$1,174,841	$177,439,075
Putnam Short Term
Investment Fund**	183,909,276	417,622,445	561,542,621	962,850	39,989,100
Total Short-term
investments	$299,360,246	$1,101,341,004	$1,183,273,075	$2,137,691	$217,428,175

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$179,900,000
Warrants (number of warrants)	55,000

40 Sustainable Leaders Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$515,629	Payables	$477,093
Equity contracts	Investments	—	Payables	—
Total		$515,629		$477,093

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$7,221,272	$7,221,272
Equity contracts	—	—	—
Total	$—	$7,221,272	$7,221,272

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$(891,180)	$(891,180)
Equity contracts	—	—	—
Total	$—	$(891,180)	$(891,180)

Sustainable Leaders Fund 41

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Forward currency contracts#	$ 52,561	$ 216,866	$—	$ 246,202	$—	$ 515,629
Total Assets	$52,561	$216,866	$—	$246,202	$—	$515,629
Liabilities:
Forward currency contracts#	—	—	256,320	107,323	113,450	477,093
Total Liabilities	$—	$—	$256,320	$107,323	$113,450	$477,093
Total Financial and Derivative	$52,561	$216,866	$(256,320)	$138,879	$(113,450)	$38,536
Net Assets
Total collateral received	$52,561	$161,453	$(153,900)	$135,615	$—
(pledged)†##
Net amount	$—	$55,413	$(102,420)	$3,264	$(113,450)
Controlled collateral received
(including TBA commitments)*	$195,520	$—	$—	$135,615	$—	$331,135
Uncontrolled collateral received	$—	$161,453	$—	$—	$—	$161,453
Collateral (pledged) (including TBA
commitments)*	$—	$—	$(153,900)	$—	$—	$(153,900)

* Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

42 Sustainable Leaders Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡:
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

Sustainable Leaders Fund 43

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44 Sustainable Leaders Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Sustainable Leaders Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA013 314983 2/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Sustainable Leaders Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2019